UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2025

Informatica Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40936	61-1999534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Seaport Boulevard Redwood City, California		94063
(Address of Principal Executive Offices)		(Zip Code)

(650) 385-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	INFA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 26, 2025, Informatica Inc., a Delaware corporation (“Informatica” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Salesforce, Inc., a Delaware corporation (“Salesforce”), and Phoenix I Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Salesforce (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Salesforce (the “Merger”). The Merger Agreement has been approved by the respective boards of directors of the Company and Salesforce. Capitalized terms used herein without definition have the meanings specified in the Merger Agreement.

Prior to the execution of the Merger Agreement, EvomLux S.à r.l., Ithaca L.P. and Canada Pension Plan Investment Board (collectively, the “Lead Investors”) entered into that certain Letter Agreement, referencing the Amended and Restated Stockholders Agreement, dated October 26, 2021 (the “Stockholders Agreement”), by and among the Company and the Lead Investors, pursuant to which the Lead Investors consented to and approved the Merger Agreement as a “Change of Control,” for all purposes, under the Stockholders Agreement. Following the execution of the Merger Agreement, the Lead Investors and 13381986 Canada Inc. each executed and delivered to the Company a written consent (each a “Stockholder Written Consent” and, together the “Stockholder Written Consents”), approving the Merger Agreement, the Company’s adoption thereof and the consummation of the transactions contemplated thereby, including the Merger, upon the terms and subject to the conditions therein.

The Lead Investors collectively own approximately 56.5% of the issued and outstanding shares of Class A common stock, $0.01 par value per share, of the Company (“Class A Common Stock”) and 100% of the issued and outstanding shares of Class B-1 common stock, $0.01 par value per share, of the Company (“Class B-1 Common Stock”), which constitutes a majority of the outstanding shares of common stock of the Company entitled to vote (“Voting Common Stock”). As a result of the execution and delivery of the Stockholder Written Consents, the holders of at least a majority of the outstanding shares of Voting Common Stock have approved the Merger Agreement and the adoption thereof. No further approval of the stockholders of the Company is required to adopt the Merger Agreement.

Consideration to Informatica Stockholders. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, at the effective time of the Merger (the “Effective Time”), (a) each issued and outstanding share of Class A Common Stock and Class B-1 Common Stock (other than any Dissenting Shares, Cancelled Shares or Converted Shares) will be converted into the right to receive $25.00 per share in cash, without interest (the “Merger Consideration”), and (b) each issued and outstanding share of Class B-2 common stock, $0.00001 par value per share, of the Company will be converted into the right to receive $0.0000100115 per share in cash. From and after the Effective Time, all shares of Company Common Stock (other than any Dissenting Shares, Cancelled Shares or Converted Shares) shall cease to be issued and outstanding and shall automatically be cancelled and retired and shall cease to exist.

Treatment of Informatica Equity Awards. The Merger Agreement provides that, at the Effective Time:

•

Each option to purchase Class A Common Stock that has a per share exercise price that is less than the Merger Consideration (each, an “In-the-Money Option” and together, “In-the-Money Options”) that is outstanding, unexercised and held by an individual who is not an employee of the Company, whether or not vested, and each In-the-Money Option that is outstanding, vested and unexercised and held by an individual who is an employee of the Company, in each case will be canceled and such holders will be entitled to receive an amount equal to the Merger Consideration with respect to each share covered by such options after withholding shares to cover the exercise price (as determined in accordance with the formula in the Merger Agreement), without interest and less applicable tax withholdings.

•

Each In-the-Money Option that is outstanding, unvested, unexercised and held by an individual who is an employee of the Company will be assumed and converted automatically into an option to purchase a number of shares of Salesforce common stock at an exercise price determined based on the exchange ratio set forth in the Merger Agreement, on the same terms and conditions as the applicable In-the-Money Option.

•

Each option to purchase Class A Common Stock that has a per share exercise price that is greater than the Merger Consideration or that contains solely a $37.50 per share stock price performance vesting condition and is then outstanding and unexercised, whether or not vested, will be canceled without payment.

•

Each restricted stock unit award relating to shares of Class A Common Stock that is outstanding and held by a non-employee director of the Company will be canceled and such holder will be entitled to receive the Merger Consideration in respect of each share of Class A Common Stock covered by such restricted stock unit award.

•

All other restricted stock unit awards (other than restricted stock unit awards that are subject to performance-based and service-based vesting requirements (the “Performance Stock Unit Awards”)) relating to shares of Class A Common Stock that are outstanding will be assumed and converted automatically into corresponding awards in respect of Salesforce common stock based on the exchange ratio set forth in the Merger Agreement, on the same terms and conditions as the applicable restricted stock unit award.

•

Each Performance Stock Unit Award that is outstanding will be assumed and converted automatically into corresponding awards in respect of Salesforce common stock based on either actual or target level of performance and the exchange ratio set forth in the Merger Agreement, on the same terms and conditions (excluding any performance-based vesting conditions) as the applicable Performance Stock Unit Award, except that each Performance Stock Unit Award that contains a $35.00 per share stock price performance vesting condition will be forfeited in accordance with its existing terms.

Conditions to Closing. Under the terms of the Merger Agreement, the completion of the Merger is subject to certain customary closing conditions, including, among others, (a) the approval of the Merger and adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding Class A Common Stock and Class B-1 Common Stock voting as a single class (which has been received through the Stockholder Written Consents as disclosed above), (b) the mailing of an information statement (the “Information Statement”), as contemplated by Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to Company stockholders at least 20 calendar days prior to the Closing, (c) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications, (d) compliance by the parties with their respective covenants in the Merger Agreement in all material respects, (e) the absence of any law or order restraining, enjoining, or otherwise prohibiting the consummation of the Merger or imposing a Burdensome Condition, (f) the expiration of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other approvals under specified antitrust and foreign investment laws, and (g) the absence of a Company Material Adverse Effect on or after the date of the Merger Agreement that is continuing as of immediately prior to the Closing.

Representations, Warranties and Covenants. The Merger Agreement contains customary representations, warranties and covenants made by each of the Company, Salesforce and Merger Sub, including, among others, covenants by the Company regarding the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement, public disclosures and other matters. The Company is required, among other things, not to solicit alternative business combination transactions and, subject to limited exceptions, not to engage in discussions or negotiations regarding an alternative business combination transaction.

Termination Rights. Both the Company and Salesforce may terminate the Merger Agreement under certain specified circumstances, including (a) by either party, if the Merger is not consummated by May 26, 2026, subject to two extensions, each of up to three months, in order to obtain required regulatory approvals (the “Outside Date”), (b) by Salesforce, if the Stockholder Written Consents are not obtained by 4:00 p.m. Pacific Time on May 27, 2025 (which was obtained on May 26, 2025, by virtue of the delivery of the Stockholder Written Consents), (c) by either party, if a governmental authority of competent jurisdiction has issued a final and non-appealable order preventing the consummation of the Merger, or (d) by either party, if the other party breaches its representations, warranties or covenants in the Merger Agreement, such that the applicable conditions to Closing set forth in the Merger Agreement would not be satisfied, subject in certain cases, to the right of the breaching party to cure the breach.

In certain specified circumstances in connection with the termination of the Merger Agreement, including, subject to the limitations set forth in the Merger Agreement, if certain required regulatory clearances are not obtained before the Outside Date or if a final, non-appealable order or applicable regulatory law permanently prohibits the Merger, and, in each case, all conditions other than required regulatory approvals have been met, Salesforce will be required to pay the Company a termination fee equal to $363,000,000 in cash. In certain specified circumstances in connection with the termination of the Merger Agreement, including, subject to the limitations set forth in the Merger Agreement, if the Stockholder Written Consents are not timely delivered, if the Company’s board of directors changes or withdraws its recommendation of the Merger to its stockholders or if the Company terminates the Merger Agreement to enter into an agreement with respect to a Superior Proposal, the Company will be required to pay Salesforce a termination fee equal to $253,000,000 in cash.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and incorporated by reference herein.

The Merger Agreement and the above description have been included to provide investors with information regarding the terms of the agreement. They are not intended to provide any other factual information about the Company, Salesforce or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Salesforce, Merger Sub or any of their respective subsidiaries, affiliates, businesses, or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Salesforce. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company or Salesforce and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission (“SEC”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 26, 2025, in connection with the execution of the Merger Agreement, Ansa Sekharan (“Executive”), the Company and Salesforce entered into a Waiver and Acknowledgment (the “Waiver”) which, subject to the consummation of the Merger (“Closing”), amends terms of that certain Informatica Inc. Change in Control and Severance Agreement (the “Severance Agreement”), by and between Executive and the Company, dated as of October 7, 2021. The Waiver provides that in connection with the Closing, for purposes of Executive’s rights and benefits under the Severance Agreement: (i) Section 3 of the Severance Agreement shall not apply to the treatment of Executive’s Awards (as defined in the Severance Agreement) in the Merger, and that the treatment of Executive’s Awards, excluding any Adjusted RSUs (as defined in the Merger Agreement) granted in 2026 (“Adjusted 2026 RSUs”), upon completion of the Merger shall be as set forth in Section 2.3 of the Merger Agreement; (ii) effective as of immediately prior to the Closing, the definition of Good Reason as defined in the Severance Agreement shall be amended to eliminate a material reduction in Executive’s position or duties and to add a material breach by the Company of any agreement between the Company and Executive; and (iii) effective as of immediately prior to the Closing, the definition of Change in Control Period as defined in Section 8.5 of the Severance Agreement shall be amended to extend such period to the date that is the two year anniversary of a change in control. The Waiver also provides that, as of the Closing, each of Executive’s unvested Adjusted Options (as defined in the Merger Agreement) and Adjusted RSUs (excluding Adjusted 2026 RSUs) held immediately prior to the Closing, the applicable vesting schedules shall be revised such that, as of the first anniversary of the Closing, 100% of such awards that remain unvested shall vest as of that date, subject to Executive’s continued employment through the first anniversary of the Closing.

The foregoing summary of the Waiver does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Waiver, which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2025, the Lead Investors, holding an aggregate total of 146,618,649 shares of Class A Common Stock and 44,049,523 shares of Class B-1 Common Stock as of May 23, 2025, constituting approximately 63.2% of the voting power of the outstanding shares of Voting Common Stock, executed the Stockholder Written Consents approving the Merger Agreement, the adoption thereof and the transactions contemplated thereby, including the Merger. No further approval of the stockholders of the Company is required to adopt the Merger Agreement.

No later than June 24, 2025 (unless extended or waived by the Company and Salesforce), the Company will file with the SEC the Information Statement in preliminary form describing the Merger Agreement and the transactions contemplated thereby, including the Merger. A definitive version of the Information Statement will be filed with the SEC and mailed to stockholders of the Company thereafter.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements related to the proposed acquisition of the Company by Salesforce. Words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” “foresees,” “forecasts,” “predicts,” “targets,” “will”, “commitments,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon the Company’s current plans, assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties.

These risks and uncertainties include, among other things, statements regarding the expected benefits to the Company, Salesforce and their respective customers from completing the Merger, plans for future investment and capital allocation, and the expected completion of the Merger. Statements regarding future events are based on the Company’s current expectations, estimates and projections and are necessarily subject to associated risks related to, among other things, (i) the completion of the proposed Merger on the anticipated terms and timing, or at all, including the parties’ ability to obtain regulatory approvals and satisfy other conditions to the completion of the transaction, (ii) the effect of the announcement or pendency of the proposed transaction on the Company’s business, operating results, ability to retain and hire key personnel, and relationships with customers, suppliers, competitors and others, (iii) risks that the proposed Merger may disrupt the Company’s current plans and business operations or divert management’s attention from ongoing business operations, (iv) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (v) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee, (vi) the risk and outcome of any legal or regulatory proceedings related to the Merger, (vii) the potential effects on the accounting of the proposed Merger, (viii) legislative, regulatory and economic developments, (ix) general economic conditions, (x) restrictions during the pendency of the proposed Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, (xi) the retention of key personnel, (xii) the ability of Salesforce to successfully integrate the Company’s market opportunities, technology, personnel and operations and to achieve expected benefits, including the possibility that the expected benefits from the Merger will not be realized or will not be realized within the expected time period, (xiii) the possibility that competing offers may be made, (xiv) the risk that the Company’s stock price may decline significantly if the Merger is not consummated, (xv) significant transaction costs, fees and expenses related to the Merger, (xvi) risks related to the financing of the Merger, and (xvii) unknown liabilities.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s periodic reports and other filings with the SEC, including the risk factors identified in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, available at www.sec.gov. The forward-looking statements included in this report are made only as of the date hereof. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed acquisition of the Company by Salesforce. In connection with the proposed transaction, the Company will file with the SEC and furnish to the Company’s stockholders the Information Statement and other relevant documents. Investors will be able to obtain free of charge the Information Statement and other documents filed by Company with the SEC at the SEC’s website at www.sec.gov or from the Company’s website at investors.informatica.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of May 26, 2025, by and among Informatica Inc., Salesforce, Inc. and Phoenix I Merger Sub, Inc.

10.1	Waiver and Acknowledgment, dated as of May 26, 2025, by and among Ansa Sekharan, Informatica Inc. and Salesforce, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATICA INC.

Date: May 28, 2025	By:	/s/ Michael McLaughlin
Michael McLaughlin
Executive Vice President and Chief Financial Officer